UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 5, 2010

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-16017	98-0223493
(Commission File Number)	(I.R.S. Employer Identification No.)

22 VICTORIA STREET

HAMILTON HM 12, BERMUDA

(Address of principal executive offices) Zip Code

441-295-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act.

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02.                                      Results of Operations and Financial Condition

The information contained in this Current Report is furnished to the Commission under Item 2.02 (Results of Operations and Financial Condition).  In accordance with General Instruction B.2 of Form 8-K, the information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except as shall be expressly set forth by specific reference in the filing.  The registrant is a foreign private issuer and, therefore, is exempt from Regulation FD.

On May 5, 2010, the registrant announced its quarterly consolidated earnings for the three months ended March 31, 2010.  The news release is attached as an Exhibit to this Current Report and incorporated herein by reference.

ITEM 9.01.                                      Financial Statements and Exhibits

(d)                                                                                 Exhibits

99                                                                                    News release of Orient-Express Hotels Ltd. dated May 5, 2010 regarding quarterly consolidated earnings for the three months ended March 31, 2010, being furnished to the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

By:	/s/	Edwin S. Hetherington
	Name:	Edwin S. Hetherington
	Title:	Vice President, General Counsel and Secretary

Date:  May 6, 2010

EXHIBIT INDEX

Exhibit
Number	Description

99	News release of Orient-Express Hotels Ltd. dated May 5, 2010 regarding quarterly consolidated earnings for the three months ended March 31, 2010, being furnished to the Commission.